                                                                 EXHIBIT 10.7
                                    ADDENDUM NO. 1
                                          TO
                             TAX REFUND FUNDING AGREEMENT
                                (FOR 1998 TAX SEASON)

         This Addendum No. 1 To Tax Refund Funding Agreement (For 1998 Tax Season (the "Addendum") is to the Tax Refund Funding Agreement of September 29, 1997 (the "Agreement"), which is by and among First Republic Bank, a Pennsylvania banking corporation ("First Republic"), Hewfant Inc., a Virginia corporation ("Hewfant") and Jackson Hewitt Inc., a Virginia corporation (which, together with its affiliates and franchisees (each an "Affiliate"), as applicable, is referred to as "JHTS").

         This Addendum designates the provider of Bank Products, provides the various fees and charges to be imposed on taxpayers by the Bank, JHTS and Hewfant during the 1998 Tax Season on those Bank Products, how and when those fees and charges are to be disbursed, and the number of Bank Products to be provided by Hewfant for such Tax Season. This Addendum supersedes and entirely replaces any prior Addendum and will be the only Addendum in effect for the 1998 Tax Season. Capitalized terms used in this Addendum are as defined in the Agreement.

1. BANK. First Republic designates County Bank of Rehoboth Bank, Delaware in participation with First Republic, as the Bank that will offer the Bank Products.

2. BANK PRODUCTS. Hewfant will use reasonable efforts to provide First Republic with approximately 300,000 Bank Products during the 1998 Tax Season.

3. LOAN LIMITS. Bank will make no RALs under the Program for less than Two Hundred Dollars ($200) or for more than Four Thousand Dollars ($4,000). These RAL limitations are inclusive of all fees authorized pursuant to the Agreement.

4. BANK FEES AND CHARGES. The following fees and charges shall apply to all ACRs and RALs during the 1998 Tax Season:

    a.   ACR Handling Fee                   $24.00

    b.   Bank Fee

         Category                 Rate or Charge           Loan Limit

         A  NON-EIC               4%  maximum $86          $4,000
         B  EIC                   4%                       $3,300
         C  New Customer          $51                      $  750

The ACR Application Fee and Electronic Filing Fee, if any, shall be determined by each JHTS affiliate originating ACR/RAL transactions. The ACR Application Fee determined by a JHTS affiliate shall be the same whether the Taxpayer applies for an ACR alone or an ACR and a RAL. In no instance may a JHTS affiliate charge any other fee or consideration in connection with the application for, or processing and disbursement of a RAL.

5.  ALLOCATION AND REMITTANCE OF ACR HANDLING FEES.

         From the ACR Handling Fee collected by Bank for each ACR (or ACR and
RAL) when the Taxpayer's federal tax refund is deposited by the IRS into the Taxpayer's Deposit Account at Bank, $3.50 shall be set aside by Bank in an interest bearing account for payment to the JHTS office that generated the ACR Application, which is to be paid to JHTS on the last day of April and any balance on the last day of July for remittance to such JHTS office, $13.55 shall be paid to Hewfant via ACH each Friday during each Tax Season and once a month thereafter and $6.95 shall be paid to Bank.

6.  BANK FEES; LOAN LOSS RESERVE.

    a. From the Bank Fee charged the Taxpayer in connection with each RAL which is collected by Bank, $1.50 shall be paid to Hewfant for services rendered in connection with the application, documentation, processing, disbursement, and administration of the RAL Program and $3.00 shall be paid to First Republic for its services in connection with providing Loans to Taxpayers under the RAL Program. Payment to Hewfant shall be made via ACH each Friday during the Tax Season and once a month thereafter.

    b. During the Tax Season Bank will deposit into the Reserve Account at First Republic the entire Bank Fee for each RAL for which the IRS deposited the Taxpayer's refund in a Deposit Account at Bank, less the amounts paid to Hewfant and First Republic above. The Reserve Account will be used to cover Delinquent RALs. In the event there is any excess, it shall be paid to JHTS as provided below.

    c. On or before July 31, 1998, First Republic will be paid from the Reserve Account, the total amount of Delinquent RALS as of July 31, 1998. If the amount on deposit is not sufficient to pay all Delinquent RALS, the deficiency shall be paid 65% by Hewfant and JHTS and 35% by Bank.

    d. On or about July 31, 1998, all sums remaining in the Reserve Account, after providing for the Bank's loan losses incurred during the Tax Season, shall be paid to JHTS. All collections recovered by Bank on delinquent RALs prior to July 31, 1998, shall be deposited to the Reserve Account and, subsequent to July 31, 1998, shall be paid 65% to Hewfant and 35% to Bank. If the RAL program results in deficits, JHTS and Hewfant will pay 65% of such deficits to First Republic

    e. Notwithstanding anything herein to the contrary, the parties shall periodically review the RALs during the Tax Season and may prudently and appropriately adjust the fees and charges for the RALs, the amounts reserved or to be reserved in the Reserve Account, and the amounts distributed or to be distributed, to reflect the actual performance of the RALs portfolio.

7.  MISCELLANEOUS.

    a. Except as specifically provided in this Addendum, by signing below the parties intend the Agreement to remain in full force and effect.

    b. By signing below, Hewfant and Jackson Hewitt Inc. consent to this Addendum to the Agreement.

    c. By signing below, First Republic consents to this Addendum to the Agreement.

    d. To facilitate execution, this Addendum may be executed in counterparts by the parties and shall be binding when duly executed signatures of each party appear on one or more counterparts delivered to the other parties. All counterparts shall collectively constitute a single Addendum.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused their duly authorized representatives to execute this Addendum To Tax Refund Funding Agreement (For 1997 Tax Season) as of
September 29, 1997.

                                       FIRST REPUBLIC BANK

                                       By:   Rolf Stensrud
                                          ---------------------------------
                                          Typed Name:  Rolf Stensrud
                                          Title:  President


                                       HEWFANT INC.

                                       By:   Keith E. Alessi
                                          ---------------------------------
                                          Typed Name:  Keith E. Alessi
                                          Title:  President


                                       JACKSON HEWITT INC.

                                       By:   Keith E. Alessi
                                          ---------------------------------
                                          Typed Name:  Keith E. Alessi
                                          Title:  President

                                    REVISION NO. 1
                                          TO
                                    ADDENDUM NO. 1
                                          TO
                             TAX REFUND FUNDING AGREEMENT
                                (FOR 1998 TAX SEASON)

         This Revision No. 1 To Addendum No. 1 To Tax Refund Funding Agreement (For 1998 Tax Season) (the "Revision") is to Addendum No. 1 To Tax Refund Funding Agreement of September 29, 1997 ("Addendum No. 1") to the Tax Refund Funding Agreement of the same date (the "Agreement"), which is by and among First Republic Bank, a Pennsylvania banking corporation ("First Republic"), Hewfant Inc., a Virginia corporation ("Hewfant") and Jackson Hewitt Inc., a Virginia corporation (which, together with its affiliates and franchisees (each an "Affiliate"), as applicable, is referred to as "JHTS").

         This Revision To Addendum No. 1 modifies and amends the various fees and charges to be imposed on taxpayers by the Bank, JHTS and Hewfant during the 1998 Tax Season on the Bank Products.

1. BANK FEES AND CHARGES. The following fees and charges shall apply to all ACRs and RALs during the 1998 Tax Season:

    a.   ACR Handling Fee                        $24.00

    b.   Bank Fee

         Category                Rate or Charge           Loan Limit

         A  NON-EIC              4%, maximum $86          $4,000
         B  EIC                  4%                       $2,150
         C  New Customer/EIC     $51                      $  750

The ACR Application Fee and Electronic Filing Fee, if any, shall be determined by each JHTS affiliate originating ACR/RAL transactions. The ACR Application Fee determined by a JHTS affiliate shall be the same whether the Taxpayer applies for an ACR alone or an ACR and a RAL. In no instance may a JHTS affiliate charge any other fee or consideration in connection with the application for, or processing and disbursement of a RAL.

2.  MISCELLANEOUS.

    a. Except as specifically provided in this Revision, by signing below the parties intend the Agreement, as amended by Addendum No. 1, to remain in full force and effect.

    b. By signing below, Hewfant and Jackson Hewitt Inc. consent to this Revision to Addendum No. 1.

    c. By signing below, First Republic consents to this Revision to Addendum No. 1.

    d. To facilitate execution, this Revision may be executed in counterparts by the parties and shall be binding when duly executed signatures of each party appear on one or more counterparts delivered to the other parties. All counterparts shall collectively constitute a single Addendum.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused their duly authorized representatives to execute this Revision No. 1 To Addendum No. 1 To Tax Refund Funding Agreement (For 1998 Tax Season) as of October 23, 1997.


                                       FIRST REPUBLIC BANK


                                       By:   Rolf Stensrud
                                          ---------------------------------
                                          Typed Name:  Rolf Stensrud
                                          Title:  President

                                       HEWFANT INC.

                                       By:   Keith E. Alessi
                                          ---------------------------------
                                          Typed Name:  Keith E. Alessi
                                          Title:  President

                                       JACKSON HEWITT INC.

                                       By:   Keith E. Alessi
                                          ---------------------------------
                                            Typed Name:  Keith E. Alessi
                                            Title:  President

                             TAX REFUND FUNDING AGREEMENT


         This Tax Refund Funding Agreement (the "Agreement") is made this 29th day of September, 1997, by and among First Republic Bank, a Pennsylvania banking corporation ("First Republic"), Hewfant Inc., a Virginia corporation ("Hewfant"), and Jackson Hewitt Inc., a Virginia corporation (which, together with its affiliates and franchisees (each an "Affiliate"), as applicable, is referred to as "JHTS").

                                     DEFINITIONS

         "Addendum No. 1" means an addendum to this Agreement, adopted by the parties for any Tax Season while this Agreement remains in effect, which specifies the fees and charges for the Bank Products imposed on Taxpayers during that Tax Season and the duties and obligations of the parties regarding the disbursement thereof. The provisions of the Addendum No. 1 applicable to the current Tax Season are incorporated into this Agreement as if contained herein.

         "Application" means the document by which a Taxpayer applies for an ACR and, at the election of the Taxpayer, a RAL.

         "ACR" or "Accelerated Check Refund" means a program offered by Bank using electronic or other filing by which a Taxpayer requests his or her federal income tax refund be deposited directly into the Taxpayer's Deposit Account at Bank.

         "ACR Application Fee" means the nonrefundable fee charged by the local JHTS office for processing an ACR Application.

         "ACR Handling Fee" means the fee charged by Bank for opening the Deposit Account, processing and accounting for the refund to a Taxpayer by the IRS, disbursing the tax preparation and ACR Application Fees due the local JHTS office generating the ACR, and providing and processing the ACR check.

         "Bank" means First Republic or any other financial institution that First Republic designates to offer the Bank Products in participation with First Republic, as indicated in Addendum No. 1.

         "Bank Fee" means the finance charge imposed by Bank for making a Refund Anticipation Loan.

         "Bank Products" include the ACRs and/or RALs.

         "Business Day" means any day, other than a Saturday, Sunday or legal holiday, on which the Bank is open for business.

         "Delinquent RAL" means an outstanding RAL that has not been paid in full within 23 days after the date the RAL check was issued.

         "Deposit Account" means the deposit account established in Bank for a Taxpayer by Bank, and into which the IRS will deposit the Taxpayer's refund.

         "Electronic Filing Fee" means the fee charged by the local JHTS office for electronically filing income tax returns prepared by preparers other than Jackson Hewitt.

         "IRS" means the Internal Revenue Service.

         "Program" means the system developed by First Republic, JHTS and Hewfant to provide ACRs and RALs to Taxpayers.

         "RAL" or "Refund Anticipation Loan" means a loan secured by a Taxpayer's federal income tax refund.

         "Reserve Account" means an interest bearing account at Bank into which Bank will deposit the Bank Fee received when the tax refund is deposited by the IRS for each RAL issued.

         "Hewfant ACR Account" means an interest bearing account at Bank into which Bank will deposit a sum as specified in the Addendum for each ACR when the Taxpayer's federal income tax refund is deposited by the IRS into the Deposit Account.

         "Hewfant RAL Account" means an interest bearing account at Bank into which Bank will deposit a sum as specified in the Addendum for each RAL when the Taxpayer's federal income tax refund is deposited by the IRS into the Deposit Account.

         "Taxpayer" means a JHTS customer for any of its services. It refers both to individual taxpayers filing individual returns and to joint taxpayers filing joint returns.

         "Tax Season" in any calendar year means the period from the first day in that year that the IRS permits electronic filing through April 30th of that year.

         "Tax Preparation Fee" means the fee charged by the local JHTS office for preparing and electronically filing a tax return.

                                     INTRODUCTION

         WHEREAS, JHTS operates a tax preparation business that features electronic filing of federal and selected state income tax returns; and,

         WHEREAS, First Republic, Hewfant and JHTS have established a Program through which Taxpayers are offered ACRs and RALs through selected banks; and,

         WHEREAS, Bank desires to be one of the banks to offer ACRs and RALs to JHTS customers on the terms and conditions provided in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, all of the parties agree as follows:

                                      AGREEMENT

1.  DUTIES OF JHTS AND HEWFANT - ACR PROGRAM

    As to each Taxpayer electing to apply for participation in the ACR Program, Hewfant or JHTS, as applicable, shall have the following obligations:

    a. JHTS will complete and have the Taxpayer (and the Taxpayer's spouse if the return is a joint return) execute: (1) an ACR Application on a form which Hewfant will have printed at its expense from artwork supplied by Bank and approved by Hewfant and (2) an IRS Form 8453 (U.S. Individual Income Tax Declaration for Electronic Filing), which JHTS will execute as the preparer/transmitter, which Form 8453 JHTS will supply at its expense. Bank's name and routing transit number shall be preprinted in Part II of Form 8453 and a depositor account number consisting of a prefix specified by Bank, and a suffix consisting of the Taxpayer's social security number, which shall be verified by JHTS (or the social security number of the primary Taxpayer, in the case of a joint return) shall be inserted by JHTS in Part II in Form 8453.

    b. JHTS will inspect one form of signed picture identification, and use its best efforts to inspect a second form of signed photo identification from each Taxpayer to verify the identity of the Taxpayer. If joint Taxpayers are both present, JHTS will inspect one form of picture identification from each. The identification shall be from among the following:

         i.    a clearly identifiable school picture ID card;

         ii.   a valid U.S. Passport;

         iii.  a valid resident alien card that contains a photograph;

         iv.   a valid driver's license containing a photo ID;

         v.    a current military ID card;

         vi.   a state ID card;

         vii.  an Indian Affairs card; or

         viii. a union membership ID.

    c. Hewfant will cooperate with JHTS in submitting the Taxpayer's federal income tax return to the IRS electronically. JHTS will file the hard copy of IRS Form 8453 with the IRS in accordance with IRS regulations.

    d. After electronically transmitting or mailing the Taxpayer's income tax return to the IRS and receiving the IRS acknowledgment, JHTS will electronically transmit to Bank and Hewfant: (1) the Taxpayer's name; (2) the Taxpayer's address; (3) the Taxpayer's social security number; (4) the amount of the Taxpayer's federal income tax refund as computed by JHTS; (5) the location code of the JHTS office at which the Taxpayer applied for an ACR; and (6) the amount of all fees owing to JHTS and Bank from the Taxpayer which the Taxpayer authorized Bank to withhold from the Taxpayer's refund and pay to JHTS.

    e. Upon receiving notice from Bank that a Taxpayer's refund has been deposited at Bank, Hewfant shall assist JHTS to prepare an ACR check by completing a blank cashier's check form supplied by Bank at Bank's expense, and completing and affixing thereon a laser generated facsimile signature authorized by Bank. Such check shall be in the amount of the tax refund less the ACR Handling Fee, the Tax Preparation Fee, the Electronic Filing Fee, if any, the ACR Application Fee, and any other sum that the Taxpayer authorized Bank to withhold from the ACR check and pay to third parties. This check shall be made available to the Taxpayer by JHTS at the JHTS office at which the Taxpayer applied for the ACR following JHTS's receipt of confirmation from Bank that the tax refund has been deposited into the Taxpayer's account at Bank.

    f. JHTs will retain original ACR Applications for twenty-five (25) months, and send to Bank copies of ACR Applications within five (5) days of Bank's request. JHTS will retain copies of such records associated with the ACR Program, and the electronic filing of the Taxpayer's federal income tax return as the IRS may from time to time require or direct.

    g. JHTS will use its best efforts to retain copies of such records associated with the ACR Program and the electronic and mail filing of the Taxpayer's federal income tax return as the IRS may from time to time require or direct.

2.  BANK'S DUTIES - ACR PROGRAM

    Bank will have the following duties with respect to each Application for an ACR transmitted to it by Hewfant or JHTS:

    a. At the time Hewfant or JHTS notifies Bank of an application for an ACR, Bank will open a Deposit Account in the name of Taxpayer in which the Taxpayer's refund will be deposited by the IRS. Bank shall provide a form to JHTS to be executed by a Taxpayer granting Bank the right to offset such refund from the Deposit Account when it is electronically deposited by the IRS for all JHTS fees and Bank's fees.

    b. Upon receipt of the Taxpayer's refund from the IRS, Bank shall remit the Tax Preparation Fee, the Electronic Filing Fee, if any, the ACR Application Fee, and any other sum that Taxpayer has authorized Bank to pay pursuant to the ACR Application by: (a) transferring the amount of the Tax Preparation Fee, the Electronic Filing Fee, if any, and the ACR Application Fee, via ACH, to the account of the JHTS office that generated the ACR Application; and (b) notifying Hewfant each day, either electronically or on magnetic diskette, of each tax refund received for which an ACR check should be issued, together with the name and social security number of the Taxpayer, the amount of the Tax Preparation Fee, the Electronic Filing Fee, if any, the ACR
Application Fee, and any other sum remitted for such Taxpayer to a third party, pursuant to the ACR Application, and the location code of the JHTS office at which the particular Taxpayer applied for an ACR.

    c. While this Agreement is in effect, subject to the approval of Hewfant and JHTS, Bank will designate, pursuant to the provisions of Paragraph 19.I, the amount of the ACR Handling Fee, which fee shall be provided in the Addendum and be in effect for one (1) calendar year. Bank may change the ACR Handling Fee for any subsequent calendar year during the term of this Agreement by November 1 of the prior calendar year only according to the provisions of Paragraph 19.I of this Agreement.

3.  ALLOCATION OF ACR HANDLING FEES

    The ACR Handling Fees shall be allocated and remitted as provided in Addendum No. 1.

4.  DUTIES OF HEWFANT AND JHTS - RAL PROGRAM

    As to each Taxpayer electing to apply for participation in the RALs Program, Hewfant or JHTS, as applicable, will do the following:

    a. Perform those duties specified in Subparagraphs 1.a, 1.b and 1.c of this Agreement.

    b. After electronically transmitting the Taxpayer's income tax return to the IRS and receiving the IRS acknowledgment, JHTS will electronically transmit to Bank and Hewfant: (1) the Taxpayer's name; (2) the Taxpayer's address; (3) the Taxpayer's social security number; (4) the amount of the Taxpayer's federal income tax refund as computed by JHTS; (5) the location code of the JHTS office at which the Taxpayer applied for a RAL; and, (6) the amount of all fees owing to JHTS from the Taxpayer which the Taxpayer authorized Bank to withhold from the RAL proceeds and pay to JHTS. JHTS shall instruct its Affiliates that, in no instance, may a separate charge be imposed by an Affiliate related to the application for or processing and disbursement of a RAL other than the ACR Application, Electronic Filing, if any, and Tax Preparation Fees and that the ACR Application Fee charged by an Affiliate shall be the same whether the Taxpayer applies for an ACR alone or an ACR and RAL.

    c. On each Business Day during the term of this Agreement, Hewfant will process each Application for a RAL transmitted to it on that day in accordance with Bank's program eligibility and credit underwriting standards then in effect for such RALs and in accordance with an ASCII or other acceptable record of uncreditworthy persons provided by Bank, and will notify JHTS electronically within two (2) hours after it receives the application as to whether the RAL should be made based on Bank's eligibility and credit underwriting standards. Bank shall independently evaluate each Application for a RAL.

    d.   Unless notice is received by JHTS from Bank electronically within two
(2) hours after Bank received the Application that a Taxpayer's application for a RAL has not been approved by Bank, upon receipt of electronic notice from Hewfant that a Taxpayer's RAL should be made, in accordance with an ASCII or other acceptable file of ineligible customers to be supplied by Bank, JHTS shall prepare a disbursement check for the RAL by completing a blank cashier's check form supplied by Bank at Bank's expense, and completing and affixing thereon a laser generated facsimile signature authorized by Bank. Such ACR check shall be for the amount of the RAL less the Bank Fee that the Taxpayer authorized Bank to withhold from the RAL, and less the Tax Preparation, Electronic Filing, if any, ACR Application, and ACR Handling Fees, and any other applicable fees that the Taxpayer authorized Bank to withhold from the RAL and pay to JHTS.

    e. JHTS will also complete a Proceeds Disbursement Authorization and Truth-in-Lending Disclosure and Loan And Security Agreement (the "Disclosure") on a form which shall be a perforated stub of the blank ACR cashier's check form supplied by Bank at Bank's expense. JHTS shall then deliver such Disclosure and check promptly to the Taxpayer and provide Bank with a listing of all checks issued on a particular Business Day and, if not on that day, JHTS will use every effort to provide this information as soon as possible. This listing shall identify ACR checks issued by amount, date issued and check number.

    f. If a Taxpayer's RAL Application is denied for any reason, Hewfant will provide an ASCII or other acceptable record of such Taxpayer, and forward it to Bank on a regular basis. Hewfant will also complete and send the appropriate written Notice of Adverse Action in the form prepared or approved by Bank to Bank, which Bank will review and forward to the Taxpayer. Pursuant to the Taxpayer's Application, the Taxpayer will then receive an ACR check and shall have deducted from the refund deposited by the IRS all of the tax preparation/filing fees of JHTS as well as the ACR Application Fee, ACR Handling Fee, and sums paid to third parties, but not the Bank Fee.

    g. Upon receiving oral or written notice from a Taxpayer that the Taxpayer no longer desires to obtain a previously approved RAL, JHTS shall not deliver the Bank ACR check to the Taxpayer or, if the check has already been delivered or mailed to the Taxpayer, shall advise the Taxpayer to return the ACR check to JHTS, marked "VOID" as a result of a Taxpayer cancellation. The Taxpayer shall then be deemed to have applied for an ACR and shall be liable for the same fees as specified in Paragraph 4.(h) above when the new ACR check is issued.

    h. JHTS will retain original RAL Applications, copies of Disclosures and Notices of Adverse Action for 25 months, and send individual original Applications so retained to Bank within five (5) days after Bank's request for them. JHTS will retain copies of such records associated with the RALs and ACRs and the electronic filing of Taxpayer's federal income tax return as the IRS may from time to time require or direct.

    i. JHTS and Hewfant will mail up to three letters in the form adopted by Bank and on Bank's stationary to effect collection of delinquent RALs. All RALs that are 90 or more days delinquent may be referred by Bank to a collection agency.

5.  BANK'S DUTIES - RALS PROGRAM

    Bank will have the following duties with respect to each Application for a RAL transmitted to it by Hewfant:

    a. On each Business Day during the term of this Agreement, Bank will evaluate each Application for a RAL transmitted to it on that day in accordance with its underwriting standards then in effect for such RALs and will notify Hewfant electronically within two hours after it receives the application if the Application is not approved. Bank will not accept any application from a JHTS Affiliate if Bank receives notification from the IRS that the Affiliate is under investigation, or Bank reasonably suspects fraudulent activity originating through the Affiliate, or if, for any reason, delinquencies on RALs originating through the Affiliate are considered unacceptable.

    b. On the Business Day Bank receives notification, prior to a mutually agreed upon cut-off time, that a disbursement check, including check number and amount, has been issued, Bank will remit, via ACH directly to the bank account of the local JHTS office that generated the fees, the Tax Preparation Fee, the Electronic Filing Fee, if any, the ACR Application Fee, and any other applicable fees.

    c. To enable Hewfant and JHTS to identify the fees remitted by Bank, on a daily basis, Bank will also supply to Hewfant electronically with respect to each fee remitted that day: (a) the name and social security number of each Taxpayer for whom Bank remitted fees; (b) the amount of the Tax Preparation Fee, Electronic Filing Fee, if any, ACR Application Fee, and any other applicable fee remitted for each Taxpayer; and (c) the location code of the JHTS office at which the particular Taxpayer applied for a RAL.

    d. All loan disbursement checks delivered to Taxpayers shall be cashier's ACR checks drawn on a loan disbursement account established by Bank, and shall be paid promptly upon presentment, unless Bank reasonably believes that it has a valid defense to the payment of such check. On a daily basis Bank will supply to Hewfant electronically a listing of all ACR checks issued in connection with RALs that have cleared.

    e. Bank will open a Deposit Account for each Taxpayer at Bank. Bank shall have the right to offset such refund when it is electronically deposited by the IRS against the total of the loan disbursement check previously delivered to the Taxpayer, plus the Tax Preparation Fee, Electronic Filing Fee, if any, the RAL Application Fee, the Bank Fee, the ACR Application Fee, the ACR Handling Fee, and any other applicable fees or deductions authorized by the Taxpayer. If the Taxpayer's refund exceeds the total of such amounts, Bank will promptly pay the excess amount to Taxpayer, provided that any such amount is at least $1.00.

    f. While this Agreement is in effect, subject to approval of Hewfant and JHTS, Bank will designate, pursuant to the provisions of Paragraph 19.i., the amount of the Bank Fees that are "Finance Charges" (as this term is defined in Federal Reserve Board Regulation Z), which Bank Fees shall be provided in Addendum No. 1 and be in effect for one (1) calendar year. Bank may change the Bank Fees designated by Bank by November 1 of the year before the calendar year in which the Bank Fees will be effective. Bank agrees to indemnify JHTS and Hewfant with regard to compliance with law as provided in the Indemnification Agreement appended hereto as Exhibit "B".

6.  BANK FEES AS LOAN LOSS RESERVE

    The Bank Fee for the RALs shall be reserved against losses on the RALs, applied against such loan losses and disbursed as provided in Addendum No. 1.

7.  BLANK CHECK STOCK

    JHTS will use the blank cashiers' ACR check stock provided by Bank, and will complete and affix laser generated facsimile signatures thereto only as authorized by Bank for the purposes described in this Agreement. JHTS shall use reasonable care to safeguard the blank ACR check stock supplied to it by Bank until each ACR check form is given to the appropriate Taxpayer, but JHTS shall not be responsible for any loss that occurs in connection with an ACR check after it is given to the Taxpayer. If a blank ACR check form should be discovered to have been lost, stolen or given to a person other than the proper
Taxpayer, JHTS shall promptly report that fact to Bank.   Upon termination of
the Agreement, JHTS shall account to Bank for unused blank ACR check stock and return all unused ACR check stocks to Bank. JHTS shall maintain and transmit to Bank a record of ACR check stock or number issued to each Affiliate. JHTS shall also destroy all facsimile specimens.

8.  WARRANTIES OF HEWFANT AND JHTS

    Hewfant and, as applicable, JHTS, warrant and continue to warrant to Bank that:

    a. JHTS will maintain such computer software as is necessary to facilitate the Program, including error checking and fraud detection routines.

    b. Hewfant will use its best efforts to provide Bank with at least the number of Bank Products for each Tax Season as specified in the Addendum for that Tax Season, which shall be about fifty percent (50%) of the Bank Products provided by JHTS to all of its participating RAL lenders in that Tax Season.

    c. For Application data transmitted by JHTS to Hewfant, the data originates from bona fide Program Applications actually signed and submitted by the named applicants, copies of which along with copies of the RAL Disclosure were provided to the Taxpayers at the time of application.

    d. With respect to each Application, JHTS has obtained the required forms of identification, signatures and certifications from each Taxpayer and has no knowledge that any Taxpayer has provided inaccurate data.

    e. Hewfant and JHTS are not aware of any reason why any Taxpayer's income tax refund would not be made in the amount submitted by JHTS to Hewfant and Bank.

    f. All charges and sums which Hewfant or JHTS authorizes Bank to deduct from the proceeds of an ACR or RAL made under the Program are owed to JHTS or others by the appropriate Taxpayer and the Taxpayer has authorized deduction of the charges or others from the ACR or RAL proceeds.

    g. All ACR checks completed by JHTS and other funds received from Bank for payment to Taxpayers will be delivered or mailed by JHTS to the appropriate Taxpayer.

    h. JHTS has complied and will continue to comply with all applicable laws, regulations, procedures and interpretations thereof relating to the payment of federal income tax and the preparation of federal income tax returns and has complied and will continue to comply with all applicable laws and regulations relating to the arranging for RALs in anticipation of the receipt of federal income tax refunds and the marketing and advertising of such arrangements.

This warranty does not extend to those laws and regulations as to which First Republic has given its warranty under Section 9.

    i. The blank loan disbursement ACR check stock and facsimile specimen provided by Bank to JHTS will be used only as authorized by Bank for purposes described in this Agreement and the blank ACR check stock will be returned, if unused, by September 1 of the calendar year for which those ACR checks have been prepared for use.

    j.   These warranties shall survive the termination of this Agreement.

9.  WARRANTIES OF FIRST REPUBLIC

    First Republic warrants to Hewfant and, as applicable, to JHTS, that (i) the evaluation and processing of Program Applications, the making and documentation of RALs to Taxpayers under the Program and the fees charged by Bank for such RALs will comply with all applicable state and federal laws and regulations, including without limitation, the federal Truth-In-Lending Act (15 U.S.C. 1601 et seq.), but excepting those laws and regulations as to which JHTS has given its warranty under Paragraph 8.h, and (ii) it has sufficient capital to fund the RALS provided by Hewfant to it in any Tax Season. These warranties shall survive the termination of this Agreement.

10. GUARANTY OF RALS

    To induce First Republic, either itself or through a designee Bank, to make RALs to Taxpayers referred by JHTS and Hewfant pursuant to this Agreement, Hewfant and JHTS, jointly and severally, agree to enter into the Suretyship Agreement appended hereto as Exhibit "A."

11. TERM AND TERMINATION

    a. The term of this Agreement shall begin on the date first written above and shall terminate on October 31, 1999, unless extended as provided below.

    b. Any party may terminate this Agreement upon written notice to the others as provided in this Agreement. Such notice, to be effective, must be given during the period of April 1st to June 30th of any calendar year, and shall be effective to terminate this Agreement as of the then applicable termination date as it may have been extended and reextended. If this Agreement is not terminated during the period of April 1st to June 30th in any calendar year, the termination date of this Agreement shall automatically be extended by one year. Otherwise, this Agreement may be terminated by any party upon fifteen
(15) days written notice if: (a) applicable laws, regulations, or IRS procedures governing the making of RALs and ACRs make (or are claimed by an enforcement authority to make) the continued operation of the Program of questionable legality, either generally or in any area; or (b) the IRS ceases to permit JHTS to file income tax returns electronically or the Treasury Department ceases to deposit income tax refunds directly into accounts of Taxpayers with Bank. However, this Agreement may not be so terminated if either ACRs or RALs may still lawfully be offered to Taxpayers by Bank.

    c. Performance of duties which by their terms contemplate performance after the date of termination shall be completed in accordance with this Agreement. Such duties include, but are not limited to, collection of delinquencies, dispersal of proceeds, payments, and the like.

12. OWNERSHIP OF LOANS

    Bank, Hewfant and JHTS agree that Bank will be sole owner of the RALs made under the Program. First Republic, in consultation with Hewfant, will set credit underwriting standards to evaluate applications for Program loans from time to time. First Republic may supply Hewfant no later than December 31 prior to any Tax Year, with an ASCII record of the names and social security numbers of all Taxpayers for which it will not authorize any RAL for that Tax Year, provided that this record is not excessive in size as determined by JHTS and Hewfant.

13. LOAN LIMITS

    The maximum and minimum RAL loan amounts shall be as provided in the Addendum.

14. JHTS FRANCHISEES (AFFILIATES)

    a. JHTS may from time to time arrange for independently owned offices franchised by or affiliated with JHTS ("Affiliates") to participate in the Program without such Affiliates having a direct agreement with Bank.

    b. JHTS agrees that such Affiliates will execute agreements requiring them to perform the duties and make the representations and warranties of Hewfant and JHTS to Bank with respect to RAL and ACR Applications submitted through and processed by them.

    c. Each Affiliate is responsible for any and all blank check forms which are provided to that Affiliate pursuant to this Program. In the event that blank ACR check forms that have been forwarded to an Affiliate have been or are presumed to have been lost, stolen or given to a person other than the proper Taxpayer, the Affiliate is responsible for any and all resultant loss, and the Affiliate will indemnify the Bank against such loss. If the Affiliate is unable or unwilling to indemnify Bank within 60 days of receipt of Bank's demand for indemnification, JHTS agrees that it shall be responsible for the actions of such Affiliates with respect to this Agreement and such Affiliates shall be deemed to be offices owned by JHTS for all purposes hereof, including without limitation the warranties of JHTS hereunder and JHTS shall indemnify the Bank for such loss.

15. PARTICIPATION

    First Republic may, from time to time, sell and assign one or more participation interests in the ACRs and RALs generated under the Program, and the participants to whom participation interests are sold may sell sub-participation interests; provided, however, that any financial institution purchasing a participation interest of more than 25% in any Program RALs shall act as a continuing surety and indemnitor of all of Bank's obligations under this Agreement.

16. MARKETING AND OTHER MATERIALS

    a. Hewfant will develop marketing materials in connection with the Program. First Republic will have the right to review promptly and approve all marketing materials produced by Hewfant in connection with the Program, provided that First Republic's approval is not unreasonably withheld. First Republic will develop certain other written materials (including collection letters and loan denial letters) for use in connection with the Program. Hewfant and JHTS will have the right to promptly review and approve such materials if they are meant for external use, provided that Hewfant's and JHTS's approvals are not unreasonably withheld.

    b. Each party hereto owns and may use in connection with the Program certain trade and service marks. No party shall use the other's marks in any manner except to the extent and in the manner expressly authorized in writing by the other.

17. CONFIDENTIAL INFORMATION

    Each party hereto shall safeguard all data and other information made available to it by the other parties which is of a confidential nature, taking reasonable precautions to withhold the same from disclosure to the same extent that it would safeguard its own confidential information and data. Such confidential information shall not include information which is otherwise generally available to the public, or rightfully obtained by or from third parties. Upon the termination of this Agreement, the parties shall return all such confidential information and certify in writing that no copies are retained. The undertakings of this Paragraph 17 shall survive the termination of this Agreement.

18. INDEMNIFICATION

    Hewfant and Jackson Hewitt, jointly and severally on the one part, and First Republic individually on the other (herein, each an "Indemnitor"), shall indemnify the other against any liabilities and expenses, including legal fees, incurred by the other in connection with any claims, disputes, controversies or litigation arising out of (a) the failure of such Indemnitor to perform its duties and responsibilities under this Agreement, as it may be extended, renewed, modified or amended or (b) any breach of the Indemnitor's warranties made under this Agreement, as it may be extended, renewed, modified or amended. The indemnifying party shall have the right to control any action for which indemnity is required herein, through knowledgeable and experienced counsel of its choice; provided, however, that at the indemnitee's option, the indemnitee may participate in and contribute to such action and appoint its own counsel at any time, all of which shall be at such indemnitee's cost and expense. The liability of Hewfant and Jackson Hewitt hereunder shall jointly be limited to 65% of the liability and expenses for which such indemnification is being sought hereunder. This indemnity shall survive the termination of this Agreement. A copy of the form of Indemnification Agreement is appended hereto as Exhibit "B."

19. MISCELLANEOUS

    a. This Agreement is binding on the parties hereto and their successors. Each party may assign its rights and delegate its obligations hereunder to any of its direct corporate parents, to any of its wholly-owned subsidiaries or to any affiliate. Other than as explicitly stated in this paragraph, this Agreement cannot be assigned to any party without the express written consent of all other parties, except that First Republic may designate another Bank to offer the Bank Products in participation with First Republic and may also sell and assign one or more participation interests in the Bank Products at any time and from time to time pursuant to Paragraph 15 above without notice to or the consent of the other parties.

    b. This Agreement shall be governed by and interpreted under the internal laws of the State of Delaware and, to the extent applicable, the United States of America.

    c. Notice, when required under this Agreement, shall be given in writing by first class U.S. Mail, postage prepaid, addressed as follows:

              If to BANK:              First Republic Bank
                                       1608 Walnut Street
                                       10th Floor
                                       Philadelphia, PA  19102

              If to JHTS:              Jackson Hewitt Inc.
                                       4575 Bonney Road
                                       Virginia Beach, VA  23462

              If to Hewfant:           Hewfant Inc.
                                       4575 Bonney Road
                                       Virginia Beach, VA  23462

Notice properly given under the provisions of this Paragraph shall be deemed given on the day following the day when placed in the mails.

    d. The failure of any party to insist upon another party's compliance with or performance of any term or condition of this Agreement shall not be deemed a waiver of such term or condition, and no waiver shall be binding upon any party unless in writing and signed by such party, and shall then be binding only for that particular instance.

    e. The parties agree that if any provision of this Agreement shall be determined to be void by any court of competent jurisdiction, then such a determination shall not affect any other provision of this Agreement, all of which provisions shall remain in effect. If any provision is capable of two constructions, one of which would render the provision valid, then the provision shall have the meaning which renders it valid.

    f. This writing constitutes the entire agreement among the parties. This Agreement may be amended or supplemented only by a writing duly executed by authorized representatives of the parties.

    g. It is expressly understood and agreed that it is not the intention or purpose of this Agreement to create nor shall the same be construed as creating any type of agency, partnership or joint venture.

    h. From time to time First Republic, its designated Bank and/or its or their banking examiners or auditors may perform physical audits of blank Bank ACR check stock, Program Application forms, copies of Taxpayers' 8453 Forms, and delinquency summaries by JHTS Affiliates in Hewfant's or JHTS's possession. Hewfant and JHTS will permit First Republic, its designated Bank, and/or its or their banking examiners or auditors, access to Hewfant's and/or JHTS's premises and records for the purpose of such audits, and will cooperate with Bank in connection with such audits.

    i. This Agreement may not be modified or amended without the written consent of JHTS., Hewfant and Bank. Any changes in terms or fees must be decided upon each year no later than December 1 or shall continue to remain in effect. Fees established on that date shall be as provided in the Addendum for the next Tax Season and may not be changed at any other time without the express, written consent of all parties.

    j. To facilitate execution, this Agreement may be executed in counterparts by the parties and shall be binding when duly authorized signatures of each party appear on one or more counterparts delivered to the other parties. All counterparts shall collectively constitute a single Agreement.

    IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the day and year first written above.

Attest:                                FIRST REPUBLIC BANK

                                       ------------------------------------


                                       BY:   Rolf Stensrud
                                          ---------------------------------
                                                      (SEAL)
                                       Typed Name:  Rolf Stensrud

                                       Title:  President

Attest:                                HEWFANT, INC.


                                       ------------------------------------


                                       BY:   Keith E. Alessi
                                          ---------------------------------
                                                      (SEAL)

                                       Typed Name:  Keith E. Alessi


                                       Title:  President


Attest:                                JACKSON HEWITT INC.


                                       ------------------------------------


                                       BY:   Keith E. Alessi
                                          ---------------------------------
                                                      (SEAL)

                                       Typed Name:  Keith E. Alessi


                                       Title:  President